ING USA Annuity and Life Insurance Company
and its Separate Account B
ING Rollover ChoiceSM Variable Annuity Contracts
Supplement dated February 8, 2010 to the Contract Prospectus dated May 1, 2009, as amended

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus dated May 1, 2009. Please read it carefully and keep it with your current Contract Prospectus for future reference.

Effective March 15, 2010, the contracts will no longer be available for purchase.

Also effective March 15, 2010, the optional benefit riders available under the contracts (the Minimum Guaranteed
Income Benefit rider, the ING LifePay Plus rider, and the ING Joint LifePay Plus rider) will no longer be available for purchase by owners of existing contracts, to the extent these riders were otherwise available for purchase under these contracts. These changes have no impact on our obligations to you and the guarantees under your existing contract.

X.70600-09D	February 2010